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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006
                                                  ----------------


                                CDKNET.COM, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        0-27587                   22-3586087
       --------                        -------                   ----------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                                948 US Highway 22
                           North Plainfield, NJ 07060
                    (Address of Principal Executive Offices)


                                 (908) 769-3232
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 1, 2006, we entered into an Additional Issuance Agreement with Bushido Capital Master Fund LP. Pursuant to the Additional Issuance Agreement we sold $375,884.38 additional principal amount of our 6% secured convertible debenture to Bushido on substantially the same terms as we had sold an aggregate of $2.0 million of such debentures to Bushido and Gamma Opportunity Capital Partners, LP (Classes A and C) under a securities purchase agreement dated December 28, 2005. The debentures have a term of three years and mature on December 28, 2008. The debentures pay interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning July 1, 2006. We may, in our discretion, elect to pay interest on the debentures in cash or in shares of our common stock, subject to certain conditions related to the market for shares of our common stock and the registration of the shares issuable upon conversion of the debentures under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the agreement with the purchasers of the 6% debentures, we may issue up to an additional $1,124,115.62 million of 6% debentures at any time on or prior to February 10, 2006.

         The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. If, after the effective date of the registration statement we agreed to file under the Securities Act (the "Registration"), the closing price for our common stock for any 20 consecutive trading days exceeds $1.70, we may, within one trading day after the end of such period, require the holders of the debentures to immediately convert all or part of the then outstanding principal amount of their debentures.

         Pursuant to the Additional Issuance Agreement, Bushido received warrants to purchase 176,887 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $1.00 per share and are exercisable at any time on or prior to the fifth anniversary date of the warrants. The warrants do not grant the holders thereof any voting or other rights of our stockholders. We also issued short term warrants to Bushido to purchase up to 176,887 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time prior to twelve months after the effective date of the registration statement we will file with the SEC to register the shares of common stock issuable upon conversion of the debentures and exercise of the warrants, but in no event after December 28, 2007.

         After giving effect to the issuance of the 6% secured debentures outstanding to Bushido under the Additional Issuance Agreement, there is $2,375,884.38 principal amount of debentures outstanding as well as 1,118,063 of the five year and 1,118,063 of the short term warrants outstanding.

         Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 6% debentures, we entered into a security agreement granting Bushido Capital Master Fund, LP and Gamma Opportunity Capital

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Partners, LP (Classes A and C) a security interest in our assets to secure our obligations under the debentures. Obligations under the debentures are guaranteed by Arkados, Inc., our wholly-owned subsidiary.

         We agreed to apply the proceeds of the sale of debentures and warrant to Bushido under the Additional Issuance Agreement to pay debt that was due to certain holders of our outstanding 10% convertible extendable notes initially due June 8, 2005, 6% convertible notes initially due October 15, 2005 and under a 6% Grid Note. We also agreed that the remaining balance on such notes would be converted into shares of our common stock simultaneously with such payments. The terms of the issuance of shares of our common stock to holders of our outstanding notes are set forth under Item 3.02 Unregistered Sales of Equity Securities" of this report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on February 3, 2006. The proceeds from the sale of the securities will be used solely to pay a portion of outstanding debt.

         We agreed to issue 604,956 shares of our restricted common stock to certain persons either in exchange for outstanding convertible notes issued by the Company or in satisfaction of outstanding debt in the aggregate amount of $405,744.11. Each of the persons that agreed to accept shares of our common stock in satisfaction of debt or in exchange for the surrender of outstanding notes represented that they are accredited investors and that they understand that we would be issuing the shares in reliance upon one or more exemption from registration under the Securities Act which depends on such persons acquiring our shares for investment purposes and not with a view to any public distribution thereof. The following table identifies the persons with whom we agreed to issue shares, the amount of debt satisfied, the number of shares and the exemptions from registration under the Securities Act relied upon for the issuance.

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                                         Debt          Shares    Securities Act
Name                                Satisfied (1)      Issued       Exemption
----                                -------------     -------       ---------

Steven A. Horowitz                     $80,039.40     119,463         (2)(3)
Stortford Holdings Limited              27,020.83      40,330         (2)(3)
William Carson (4)                      51,989.20      76,969         (2)(3)
Beaufort Ventures Ltd.                 129,242.38     192,900         (2)(3)
Bruges Realty Corp. Charitable
Remainder Trust U/A/D
5/31/01                                 51,696.95      77,160         (2)(3)
David L. Cohen                          15,447.02      23,056         (2)(3)

Gennaro Vendome (4)                     50,308.33      75,078           (3)
                                      -----------     -------
Total                                 $405,744.11     604,956
                                      ===========     =======
---------
(1) All issuances are at $.067 per share.
(2) Section 3(a)(g) of the Securities Act
(3) Section 4(2) or 4(6) of the Securities Act
(4) Director of our company









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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

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Exhibit
Number
----------- --------------------------------------------------------------------

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4.1         Form of 6% Secured Convertible Debenture due December 28, 2008 (1)
----------- --------------------------------------------------------------------

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4.2         Form of Common Stock Purchase Warrant (long term and short term warrants differ as to price and expiration date as set forth in footnotes to the form filed) (1)
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----------- --------------------------------------------------------------------
4.3 Registration Rights Agreement, dated as of December 28, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
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----------- --------------------------------------------------------------------
99.1 Securities Purchase Agreement, dated as of December 28, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
----------- --------------------------------------------------------------------

----------- --------------------------------------------------------------------
99.2 Security Agreement, dated as of December 28, 2005, by and among the Registrant, Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
----------- --------------------------------------------------------------------

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99.3        Subsidiary Guarantee dated as of December 28, 2005 executed by
            Arkados, Inc. (1)
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99.4        Additional Issuance Agreement dated February 1, 2006 between the
            Registrant and Bushido Capital Master Fund, L.P.  (2)
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----------- --------------------------------------------------------------------
99.5 Amended and Restated Extension Waiver and Debt Conversion Agreement dated as of February 1, 2006 by and among the Registrant and each of the holders of the Registrant's outstanding 10% Convertible Extendable Notes originally due June 8, 2005, 6% Convertible Notes original due October 15, 2005 and that Grid Note dated October 15, 2004 (2)
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99.6        Debt Conversion Agreement (Note) dated as of January 11, 2006 between the Registrant and William Carson (2)
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99.7        Debt Conversion Agreement (Advances) dated as of January 11, 2006 between the Registrant and William Carson (2)
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99.8        Debt Conversion Agreement (Advances) dated as of January 11, 2006 between the Registrant and Gennaro Vendome (2)
-----------
(1) Incorporated by reference to our Form 8-K report dated December 28, 2005.
(2) Filed herewith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CDKNET.COM, INC.


Date: February 6, 2006                      By: /s/ Oleg Logvinov
                                                -------------------------
                                                Oleg Logvinov
                                                Chief Executive Officer



























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